                                                                      EXHIBIT 99

                                EXHIBIT INDEX

EXHIBIT     DESCRIPTION

EX-99.a1    Amended and Restated Agreement and Declaration of Trust, dated March
26,  2004  (filed  as  Exhibit  a to  Post-Effective  Amendment  No.  37 to  the
Registration  Statement of the Registrant on October 24, 2004, File No. 2-82734,
and incorporated herein by reference).

EX-99.a2    Amendment   No.  1  to  the  Amended  and  Restated   Agreement  and
Declaration of Trust (to be filed by amendment).

EX-99.b     Amended and Restated Bylaws, dated August 26, 2004 (filed as Exhibit
b to  Post-Effective  Amendment  No.  38 to the  Registration  Statement  of the
Registrant on December 29, 2004, File No. 2-82734,  and  incorporated  herein by reference).

EX-99.c     Registrant  hereby  incorporates  by reference,  as though set forth fully herein, Article III, Article IV, Article V, Article VI and Article VIII of
Registrant's  Amended and Restated Agreement and Declaration of Trust,  included as Exhibit (a) herein,  and Article II, Article VII, Article VIII and Article IX
of  Registrant's  Amended and  Restated  Bylaws,  incorporated  by  reference as
Exhibit (b) herein.

EX-99.d     Amended and Restated  Management  Agreement  with  American  Century
Investment Management, Inc., dated July 29, 2005.

EX-99.e1    Amended and Restated  Distribution  Agreement with American  Century
Investment  Services,  Inc.,  dated  September  29,  2005 (filed as Exhibit e to
Post-Effective  Amendment  No.  41 to the  Registration  Statement  of  American
Century  Quantitative  Equity  Funds,  Inc.  on  September  29,  2005,  File No.
33-19589, and incorporated herein by reference).

EX-99.g1    Master  Agreement  with Commerce  Bank N.A.,  dated January 22, 1997
(filed as Exhibit b8e to  Post-Effective  Amendment  No. 76 to the  Registration
Statement of American Century Mutual Funds,  Inc. on February 28, 1997, File No.
2-14213, and incorporated herein by reference).

EX-99.g2    Global Custody Agreement with The Chase Manhattan Bank, dated August
9,  1996  (filed  as  Exhibit  b8 to  Post-Effective  Amendment  No.  31 to  the
Registration  Statement of American Century  Government Income Trust on February
7, 1997, File No. 2-99222, and incorporated herein by reference).

EX-99.g3    Amendment to Global Custody Agreement with The Chase Manhattan Bank, dated December 9, 2000 (filed as Exhibit g2 to Pre-Effective  Amendment No. 2 to the Registration  Statement of American Century Variable  Portfolios II, Inc. on
January 9, 2001, File No. 333-46922, and incorporated herein by reference).

EX-99.g4    Amendment No. 2 to the Global Custody  Agreement with JPMorgan Chase
Bank, dated as of May 1, 2004 (filed as Exhibit g4 to  Post-Effective  Amendment
No. 35 to the  Registration  Statement of American Century  Quantitative  Equity
Funds,  Inc. on April 29, 2004, File No. 33-19589,  and  incorporated  herein by reference).

EX-99.g5    Chase  Manhattan  Bank Custody Fee Schedule,  dated October 19, 2000
(filed as  Exhibit g5 to  Post-Effective  Amendment  No. 35 to the  Registration
Statement of American Century Quantitative Equity Funds, Inc. on April 29, 2004,
File No. 33-19589, and incorporated herein by reference).

EX-99.h1    Transfer   Agency   Agreement   with   American   Century   Services
Corporation,  dated  August  1,  1997  (filed  as  Exhibit  9 to  Post-Effective
Amendment No. 33 to the Registration  Statement of American  Century  Government
Income Trust on July 31, 1997,  File No.  2-99222,  and  incorporated  herein by reference).

EX-99.h2    Amendment  No. 1 to the  Transfer  Agency  Agreement  with  American
Century  Services  Corporation,  dated  June 29,  1998  (filed as  Exhibit 9b to
Post-Effective  Amendment  No.  23 to the  Registration  Statement  of  American
Century  Quantitative  Equity Funds on June 29,  1998,  File No.  33-19589,  and
incorporated herein by reference).

EX-99.h3    Amendment  No. 2 to the  Transfer  Agency  Agreement  with  American
Century  Services  Corporation,  dated November 20, 2000 (filed as Exhibit h4 to
Post-Effective  Amendment No. 30 to the Registration Statement of the Registrant
on December 29, 2000, File No. 2-82734, and incorporated herein by reference).

EX-99.h4    Amendment  No. 3 to the  Transfer  Agency  Agreement  with  American
Century  Services  Corporation,  dated  August 1, 2001  (filed as  Exhibit h5 to
Post-Effective  Amendment  No.  44 to the  Registration  Statement  of  American
Century  Government  Income  Trust  on July 31,  2001,  File  No.  2-99222,  and
incorporated herein by reference).

EX-99.h5    Amendment  No. 4 to the  Transfer  Agency  Agreement  with  American
Century  Services  Corporation,  dated  December 3, 2001 (filed as Exhibit h6 to
Post-Effective  Amendment  No.  16 to the  Registration  Statement  of  American
Century  Investment  Trust  on  November  30,  2001,  File  No.  33-65170,   and
incorporated herein by reference).

EX-99.h6    Amendment  No. 5 to the  Transfer  Agency  Agreement  with  American
Century  Services  Corporation,  dated  July 1,  2002  (filed as  Exhibit  h6 to
Post-Effective  Amendment  No.  17 to the  Registration  Statement  of  American
Century  Investment Trust on June 28, 2002, File No. 33-65170,  and incorporated herein by reference).

EX-99.h7    Amendment  No. 6 to the  Transfer  Agency  Agreement  with  American
Century  Services  Corporation,  dated September 3, 2002 (filed as Exhibit h8 to
Post-Effective  Amendment  No.  35 to the  Registration  Statement  of  American
Century   Municipal  Trust  on  September  30,  2002,  File  No.  2-91229,   and
incorporated herein by reference).

EX-99.h8    Amendment  No. 7 to the  Transfer  Agency  Agreement  with  American
Century  Services  Corporation,  dated December 31, 2002 (filed as Exhibit h7 to
Post-Effective Amendment No. 4 to the Registration Statement of American Century
Variable  Portfolios  II, Inc. on December 23,  2002,  File No.  333-46922,  and
incorporated herein by reference).

EX-99.h9    Amendment  No. 8 to the  Transfer  Agency  Agreement  with  American
Century Services Corporation, dated May 1, 2004 (filed electronically as Exhibit
h10 to Post-Effective Amendment No. 35 to the Registration Statement of American
Century  Quantitative  Equity Funds,  Inc. on April 29, 2004, File No. 33-19589,
and incorporated herein by reference).

EX-99.h10   Amendment  No. 9 to the  Transfer  Agency  Agreement  with  American
Century Services,  LLC, dated May 1, 2005 (filed electronically as Exhibit h9 to
Post-Effective  Amendment  No.  38 to the  Registration  Statement  of  American
Century Quantitative Equity Funds, Inc. on May 13, 2005, File No. 33-19589,  and
incorporated herein by reference).

EX-99.h11   Amendment  No. 10 to the Transfer  Agency  Agreement  with  American
Century Services, LLC, dated September 29, 2005 (filed electronically as Exhibit
h11 to Post-Effective Amendment No. 41 to the Registration Statement of American
Century  Quantitative  Equity  Funds,  Inc.  on  September  29,  2005,  File No.
33-19589, and incorporated herein by reference).

EX-99.h12   Credit Agreement with JPMorgan Chase Bank, as Administrative  Agent, dated December 17, 2003 (filed as Exhibit h9 to Post-Effective  Amendment No. 39 to the  Registration  Statement of American  Century Target  Maturities Trust on
January 30, 2004, File No. 2-94608, and incorporated herein by reference).

EX-99.h13   Termination,  Replacement  and  Restatement  Agreement with JPMorgan
Chase Bank N.A.,  as  Administrative  Agent,  dated  December  15,  2004  (filed electronically  as  Exhibit  h10  to  Post-Effective  Amendment  No.  38 to  the
Registration Statement of the Registrant on December 29, 2004, File No. 2-82734,
and incorporated herein by reference).

EX-99.h14   Customer Identification Program Reliance Agreement, dated August 26,
2004 (filed as Exhibit h2 to Post-Effective  Amendment No. 1 to the Registration
Statement of American Century Asset Allocation Portfolios,  Inc. on September 1,
2004, File No. 333-116351, and incorporated herein by reference).

EX-99.i     Opinion and Consent of Counsel,  dated  December  29, 2004 (filed as
Exhibit i to  Post-Effective  Amendment No. 38 to the Registration  Statement of
the Registrant on December 29, 2004, File No. 2-82734,  and incorporated  herein by reference).

EX-99.j1    Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm (to be filed by amendment).

EX-99.j2    Power of Attorney,  dated December 9, 2004 (filed  electronically as
Exhibit j2 to Post-Effective  Amendment No. 38 to the Registration  Statement of
the Registrant on December 29, 2004, File No. 2-82734,  and incorporated  herein by reference).

EX-99.j3    Power of  Attorney,  dated  March 1, 2005 (filed  electronically  as
Exhibit j3 to Post-Effective  Amendment No. 25 to the Registration  Statement of
American  Century  Investment  Trust on March 9, 2005,  File No.  33-65170,  and
incorporated herein by reference).

EX-99.j4    Power of  Attorney,  dated  March 1, 2005 (filed  electronically  as
Exhibit j4 to Post-Effective  Amendment No. 25 to the Registration  Statement of
American  Century  Investment  Trust on March 9, 2005,  File No.  33-65170,  and
incorporated herein by reference).

EX-99.j5    Secretary's   Certificate,    dated   December   10,   2004   (filed
electronically  as  Exhibit  j3  to  Post-Effective  Amendment  No.  38  to  the
Registration Statement of the Registrant on December 29, 2004, File No. 2-82734,
and incorporated herein by reference).

EX-99.j6    Secretary's  Certificate,  dated March 8, 2005 (filed electronically as Exhibit j6 to Post-Effective  Amendment No. 25 to the Registration  Statement
of American Century  Investment  Trust on March 9, 2005, File No. 33-65170,  and
incorporated herein by reference).

EX-99.j7    Secretary's  Certificate,  dated March 8, 2005 (filed electronically as Exhibit j7 to Post-Effective  Amendment No. 25 to the Registration  Statement
of American Century  Investment  Trust on March 9, 2005, File No. 33-65170,  and
incorporated herein by reference).

EX-99.m1    Master  Distribution  and  Individual  Shareholder  Services Plan (C
Class),  dated  September  16,  2000  (filed  as  Exhibit  m3 to  Post-Effective
Amendment  No. 35 to the  Registration  Statement  of  American  Century  Target
Maturities Trust on April 17, 2001, File No. 2-94608, and incorporated herein by reference).

EX-99.m2    Amendment  No.  1  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (C Class),  dated August 1, 2001 (filed as Exhibit m5 to  Post-Effective  Amendment No. 44 to the  Registration  Statement of American
Century  Government  Income  Trust  on July 31,  2001,  File  No.  2-99222,  and
incorporated herein by reference).

EX-99.m3    Amendment  No.  2  to  the  Master   Distribution   and   Individual
Shareholder Services Plan (C Class), dated December 3, 2001 (filed as Exhibit m7 to  Post-Effective  Amendment No. 16 to the  Registration  Statement of American
Century  Investment  Trust  on  November  30,  2001,  File  No.  33-65170,   and
incorporated herein by reference).

EX-99.m4    Amendment  No.  3  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (C Class), dated July 1, 2002 (filed as Exhibit m9 to
Post-Effective  Amendment  No.  17 to the  Registration  Statement  of  American
Century  Investment Trust on June 28, 2002, File No. 33-65170,  and incorporated herein by reference).

EX-99.m5    Amendment  No.  4  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (C Class),  dated September 3, 2002 (filed as Exhibit
m5 to Post-Effective  Amendment No. 35 to the Registration Statement of American
Century   Municipal  Trust  on  September  30,  2002,  File  No.  2-91229,   and
incorporated herein by reference).

EX-99.m6    Amendment  No.  5  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (C Class), dated January 2, 2004 (filed as Exhibit m6 to  Post-Effective  Amendment  No.  42 to  the  Registration  Statement  of  the
Registrant on February 26, 2004, File No. 2-91229,  and  incorporated  herein by reference).

EX-99.m7    Amendment  No.  6  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (C Class), dated May 1, 2004 (filed as Exhibit m13 to
Post-Effective  Amendment  No.  35 to the  Registration  Statement  of  American
Century  Quantitative  Equity Funds,  Inc. on April 29, 2004, File No. 33-19589,
and incorporated herein by reference).

EX-99.m8    Amendment  No.  7  to  the  Master   Distribution   and   Individual
Shareholder Services Plan (C Class), dated May 1, 2005 (filed  electronically as
Exhibit m15 to Post-Effective  Amendment No. 38 to the Registration Statement of
American  Century  Quantitative  Equity  Funds,  Inc. on May 13, 2005,  File No.
33-19589, and incorporated herein by reference).

EX-99.m9    Amendment  No.  8  to  the  Master   Distribution   and   Individual
Shareholder   Services  Plan  (C  Class),   dated   September  29,  2005  (filed
electronically  as  Exhibit  m17 to  Post-Effective  No. 41 to the  Registration
Statement of American Century  Quantitative  Equity Funds, Inc. on September 29,
2005, File No. 33-19589, and incorporated herein by reference).

EX-99.m10   Master  Distribution  and  Individual  Shareholder  Services Plan (A
Class), dated September 3, 2002 (filed as Exhibit m6 to Post-Effective Amendment
No. 34 to the Registration Statement of American Century California Tax-Free and
Municipal Funds on October 1, 2002, File No. 2-82734, and incorporated herein by reference).

EX-99.m11   Amendment  No.  1  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (A Class),  dated February 27, 2004 (filed as Exhibit
m18  to  Post-Effective  Amendment  No.  104 to the  Registration  Statement  of
American Century Mutual Funds, Inc. on February 26, 2004, File No. 2-14213,  and
incorporated herein by reference).

EX-99.m12   Amendment  No.  2  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (A Class), dated September 30, 2004 (filed as Exhibit
m22  to  Post-Effective  Amendment  No.  106 to the  Registration  Statement  of
American Century Mutual Funds, Inc. on November 29, 2004, File No. 2-14213,  and
incorporated herein by reference).

EX-99.m13   Amendment  No.  3  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (A Class),  dated November 17, 2004 (filed as Exhibit
m23  to  Post-Effective  Amendment  No.  106 to the  Registration  Statement  of
American Century Mutual Funds, Inc. on November 29, 2004, File No. 2-14213,  and
incorporated herein by reference).

EX-99.m14   Amendment  No.  4  to  the  Master   Distribution   and   Individual
Shareholder Services Plan (A Class), dated May 1, 2005 (filed  electronically as
Exhibit m13 to Post-Effective  Amendment No. 44 to the Registration Statement of
American  Century  Municipal  Trust  on May 13,  2005,  File  No.  2-91229,  and
incorporated herein by reference).

EX-99.m15   Amendment  No.  5  to  the  Master   Distribution   and   Individual
Shareholder   Services  Plan  (A  Class),   dated   September  29,  2005  (filed
electronically  as  Exhibit  m28  to  Post-Effective  Amendment  No.  41 to  the
Registration  Statement of American Century  Quantitative  Equity Funds, Inc. on
September 29, 2005, File No. 33-19589, and incorporated herein by reference).

EX-99.m16   Master  Distribution  and  Individual  Shareholder  Services Plan (B
Class), dated September 3, 2004 (filed as Exhibit m7 to Post-Effective Amendment
No. 34 to the Registration  Statement of the Registrant on October 1, 2002, File
No. 2-82734, and incorporated herein by reference).

EX-99.m17   Amendment  No.  1  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (B Class),  dated February 27, 2004 (filed as Exhibit
m20  to  Post-Effective  Amendment  No.  104 to the  Registration  Statement  of
American Century Mutual Funds, Inc. on February 26, 2004, File No. 2-14213,  and
incorporated herein by reference).

EX-99.m18   Amendment  No.  2  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (B Class), dated September 30, 2004 (filed as Exhibit
m26 to Post-Effective No. 106 to the Registration  Statement of American Century
Mutual Funds,  Inc. on November 29, 2004,  File No.  2-14213,  and  incorporated herein by reference).

EX-99.m19   Amendment  No.  3  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (B Class),  dated November 17, 2004 (filed as Exhibit
m27  to  Post-Effective  Amendment  No.  106 to the  Registration  Statement  of
American Century Mutual Funds, Inc. on November 29, 2004, File No. 2-14213,  and
incorporated herein by reference).

EX-99.m20   Amendment  No.  4  to  the  Master   Distribution   and   Individual
Shareholder Services Plan (B Class), dated May 1, 2005 (filed  electronically as
Exhibit m18 to Post-Effective  Amendment No. 44 to the Registration Statement of
American  Century  Municipal  Trust  on May 13,  2005,  File  No.  2-91229,  and
incorporated herein by reference).

EX-99.m21   Amendment  No.  5  to  the  Master   Distribution   and   Individual
Shareholder   Services  Plan  (B  Class),   dated   September  29,  2005  (filed
electronically  as  Exhibit  m34  to  Post-Effective  Amendment  No.  41 to  the
Registration  Statement of American Century  Quantitative  Equity Funds, Inc. on
September 29, 2005, File No. 33-19589, and incorporated herein by reference).

EX-99.n1    Amended and Restated  Multiple Class Plan,  dated  September 3, 2002
(filed as  Exhibit n1 to  Post-Effective  Amendment  No. 35 to the  Registration
Statement  of the  Registrant  on  December  17,  2002,  File No.  2-82734,  and
incorporated herein by reference).

EX-99.n2    Amendment  No. 1 to the Amended and  Restated  Multiple  Class Plan,
dated December 31, 2002 (filed as Exhibit n2 to Post-Effective  Amendment No. 39 to the Registration  Statement of American  Century  Municipal Trust on December
23, 2002, File No. 2-91229, and incorporated herein by reference).

EX-99.n3    Amendment  No. 2 to the Amended and  Restated  Multiple  Class Plan,
dated August 29, 2003 (filed as Exhibit n3 to Post-Effective Amendment No. 17 to the Registration Statement of American Century Strategic Asset Allocations, Inc.
on August 28, 2003, File No. 33-79482, and incorporated herein by reference).

EX-99.n4    Amendment  No. 3 to the Amended and  Restated  Multiple  Class Plan,
dated February 27, 2004 (filed as Exhibit n4 to Post-Effective Amendment No. 104 to the Registration Statement of American Century Mutual Funds, Inc. on February
26, 2004, File No. 2-14213, and incorporated herein by reference).

EX-99.n5    Amendment  No. 4 to the Amended and  Restated  Multiple  Class Plan,
dated May 1, 2004 (filed as Exhibit n5 to Post-Effective Amendment No. 35 to the
Registration  Statement of American Century  Quantitative  Equity Funds, Inc. on
April 29, 2004, File No. 33-19589, and incorporated herein by reference).

EX-99.n6    Amendment  No. 5 to the Amended and  Restated  Multiple  Class Plan,
dated August 1, 2004 (filed as Exhibit n6 to Post-Effective  Amendment No. 24 to the  Registration  Statement of American  Century  Investment Trust on August 1,
2004, File No. 33-65170, and incorporated herein by reference).

EX-99.n7    Amendment  No. 6 to the Amended and  Restated  Multiple  Class Plan,
dated as of September 30, 2004 (filed as Exhibit n7 to Post-Effective  Amendment
No.  20 to the  Registration  Statement  of  American  Century  Strategic  Asset
Allocations,  Inc. on September 29, 2004, File No.  33-79482,  and  incorporated herein by reference).

EX-99.n8    Amendment  No. 7 to the Amended and  Restated  Multiple  Class Plan,
dated November 17, 2004 (filed as Exhibit n8 to Post-Effective Amendment No. 106 to the Registration Statement of American Century Mutual Funds, Inc. on November
29, 2004, File No. 2-14213, and incorporated herein by reference).

EX-99.n9    Amendment  No. 8 to the Amended and  Restated  Multiple  Class Plan,
dated February 24, 2005 (filed  electronically  as Exhibit n9 to  Post-Effective
Amendment No. 22 to the  Registration  Statement of American  Century  Strategic
Asset Allocations,  Inc. on March 30, 2005, File No. 33-79482,  and incorporated herein by reference).

EX-99.n10   Amendment  No. 9 to the Amended and  Restated  Multiple  Class Plan,
dated July 29,  2005  (filed  electronically  as Exhibit  n10 to  Post-Effective
Amendment  No. 111 to the  Registration  Statement  of American  Century  Mutual
Funds,  Inc. on July 28, 2005,  File No.  2-14213,  and  incorporated  herein by reference).

EX-99.n11   Amendment  No. 10 to the Amended and Restated  Multiple  Class Plan,
dated September 29, 2005 (filed  electronically as Exhibit n11 to Post-Effective
Amendment No. 41 to the Registration  Statement of American Century Quantitative
Equity Funds,  Inc. on September 29, 2005, File No.  33-19589,  and incorporated herein by reference).

EX-99.p1    American Century Investments Code of Ethics (filed electronically as
Exhibit p1 to Post-Effective  Amendment No. 38 to the Registration  Statement of
the Registrant on December 29, 2004, File No. 2-82734,  and incorporated  herein by reference).

EX-99.p2    Independent  Directors'  Code of Ethics  amended  February  28, 2000
(filed  electronically as Exhibit p2 to  Post-Effective  Amendment No. 40 to the
Registration  Statement of American Century Target  Maturities Trust on November
30, 2004, File No. 2-94608, and incorporated herein by reference).